Exhibit 99.1

Sterling Financial Corporation of Spokane, Wash., Announces 2010 Annual Shareholder Meeting Date

SPOKANE, Wash.--(BUSINESS WIRE)--October 15, 2010--Sterling Financial Corporation (NASDAQ:STSA), (“Sterling”), the bank holding company of Sterling Savings Bank today announced that its 2010 Annual Shareholder Meeting is expected to convene on Tuesday, Dec. 7, 2010.

Shareholder Proposal Deadline

Because the expected date of the 2010 Annual Meeting is more than 30 days after the anniversary of the 2009 Annual Meeting, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, shareholders must deliver proposals for inclusion in the proxy materials for such meeting no later than the close of business on Oct. 25, 2010. Shareholder proposals must comply with the requirements of Rule 14a-8, and may be omitted otherwise.

Any other proposals for consideration by shareholders at the 2010 Annual Meeting must be delivered to, or mailed to and received by the Secretary of Sterling not less than 30 days prior to the date of the meeting. Any shareholder proposals must be delivered to the Secretary, Sterling Financial Corporation, 111 North Wall Street, Spokane, Wash. 99201.

About Sterling Financial Corporation

Sterling Financial Corporation of Spokane, Wash., is the bank holding company for Sterling Savings Bank, a commercial bank. The bank is state chartered and federally insured. Sterling offers banking products and services, mortgage lending, construction financing and investment products to individuals, small businesses, commercial organizations and corporations. As of Sept. 30, 2010, Sterling Financial Corporation had assets of $10.03 billion and operated 178 depository branches throughout Washington, Oregon, Idaho, Montana and California. Visit Sterling’s website at www.sterlingfinancialcorporation-spokane.com.

Sterling Savings Bank ranked “Highest Customer Satisfaction with Retail Banking in the Northwest Region” in the J.D. Power and Associates 2010 Retail Banking Satisfaction Study.℠ Sterling Savings Bank received the highest numerical score among retail banks in the Northwest region in the proprietary J.D. Power and Associates 2010 Retail Banking Satisfaction Study℠. The study was based on 47,673 total responses measuring 6 providers in the Northwest Region (OR, WA) and measures opinions of consumers with their primary banking provider. Proprietary study results are based on experiences and perceptions of consumers surveyed in January 2010. Your experiences may vary. Visit jdpower.com.

Forward-Looking Statements

This release contains forward-looking statements that are not historical facts and that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, but are not limited to, statements about Sterling’s plans, objectives, expectations, strategy and intentions and other statements contained in this release that are not historical facts and pertain to Sterling’s future operating results and capital position, including Sterling’s ability to complete recovery plans, and Sterling’s ability to reduce future loan losses, improve its deposit mix, execute its asset resolution initiatives, execute its lending initiatives, contain costs, realize operating efficiencies and provide increased customer support and service. When used in this release, the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions are generally intended to identify forward-looking statements. Actual results may differ materially from the results discussed in these forward-looking statements because such statements are inherently subject to significant assumptions, risks and uncertainties, many of which are difficult to predict and are generally beyond Sterling’s control. These include but are not limited to: Sterling’s ability to complete the transactions discussed herein, future contemplated capital raises and other aspects of its recapitalization and recovery plans; Sterling’s ability to maintain adequate liquidity, avoid receivership for its banking subsidiaries and its viability as a going concern; the possibility of continued adverse economic developments that may, among other things, increase default and delinquency risks in Sterling’s loan portfolios; shifts in interest rates that may result in lower interest rate margins; shifts in the demand for Sterling’s loan and other products; changes in accounting policies; changes in the monetary and fiscal policies of the federal government; changes in laws, regulations and the competitive environment; and Sterling’s ability to comply with regulatory actions and agreements. Other factors that could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements may be found under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Sterling’s Annual Report on Form 10-K, as updated periodically in Sterling’s filings with the Securities and Exchange Commission. Unless legally required, Sterling disclaims any obligation to update any forward-looking statements.

CONTACT:
Sterling Financial Corporation
Media contact:
Cara L. Coon, 509-626-5348
Investor contact:
David Brukardt, 509-863-5423
Investor contact:
Daniel G. Byrne, 509-458-3711